AMSOUTH FUNDS

                       AMSOUTH AGGRESSIVE GROWTH PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [    ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Aggressive Growth Portfolio (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ],
2005, at the offices of [   ], [   ], and any adjournment thereof ("Meeting"),
with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                               Date [    ], 2005

                          YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                          ------------------------------------------------------


                          ------------------------------------------------------
                          Signature(s) of Shareholder(s)       (Sign in the Box)

                          NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)     To approve an Agreement and Plan of Reorganization.

        FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(2)     To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

                            AMSOUTH GROWTH PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [    ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Growth Portfolio (the "AmSouth Fund"). The
undersigned hereby appoints [   ], [   ] and [   ], each of them (with full
powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special
Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [   ],
2005, at the offices of [   ], [   ], and any adjournment thereof ("Meeting"),
with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                               Date [    ], 2005

                          YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                          ------------------------------------------------------


                          ------------------------------------------------------
                          Signature(s) of Shareholder(s)       (Sign in the Box)

                          NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)     To approve an Agreement and Plan of Reorganization.

        FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(2)     To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

                   AMSOUTH MODERATE GROWTH & INCOME PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS - [    ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Moderate Growth & Income Portfolio (the "AmSouth
Fund"). The undersigned hereby appoints [   ], [   ] and [   ], each of them
(with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern]
time, on [ ], 2005, at the offices of [   ], [   ], and any adjournment thereof
("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                               Date [    ], 2005

                          YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                          ------------------------------------------------------


                          ------------------------------------------------------

                          Signature(s) of Shareholder(s)       (Sign in the Box)

                          NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)     To approve an Agreement and Plan of Reorganization.

        FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(2)     To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                                  AMSOUTH FUNDS

                        AMSOUTH GROWTH & INCOME PORTFOLIO

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Growth & Income Portfolio (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ],
2005, at the offices of [   ], [   ], and any adjournment thereof ("Meeting"),
with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                                                               Date [    ], 2005

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                          ------------------------------------------------------


                          ------------------------------------------------------
                          Signature(s) of Shareholder(s)       (Sign in the Box)

                          NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)     To approve an Agreement and Plan of Reorganization.

        FOR      |_|               AGAINST |_|               ABSTAIN  |_|



(2)     To transact such other business as may properly come before the meeting.


                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.